Exhibit 10.3

LOAN MODIFICATION AGREEMENT
(Loan No. 9117000148)

This Loan Modification Agreement ("Modification") is made and entered as of June 20, 2007, between CALIFORNIA BANK & TRUST, a California banking corporation ("Bank"); ICON INCOME FUND EIGHT B L.P.; ICON INCOME FUND NINE, LLC; ICON INCOME FUND TEN, LLC; and ICON LEASING FUND ELEVEN, LLC (separately and collectively " Original Borrower”), and ICON LEASING FUND TWELVE, LLC (“Added Borrower”).  As used herein the term “Borrower” means, separately and collectively, the Added Borrower and the Original Borrower.

RECITALS

A.           Pursuant to the terms of a Commercial Loan Agreement ("Loan Agreement") between Bank and Original Borrower, dated as of August 31, 2005, Bank agreed to make a revolving line of credit in the principal sum of $17,000,000 (“Line of Credit”) available to Original Borrower; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

B.           The Line of Credit was evidenced by a promissory note ("Note") of even date with the Loan Agreement, executed by Original Borrower in favor of Bank.

C.           Original Borrower's indebtedness under the Loan Agreement was secured by assets of Original Borrower under a separate Security Agreement, dated August 31, 2005 ("Security Agreement" executed by each entity comprising Original Borrower).

D.           Under the terms of a Loan Modification Agreement, dated as of December 26, 2006, executed by Original Borrower and Bank (“Prior Modification”), the Loan Agreement was amended.

D.           In response to Borrower's request and in reliance upon Borrower's representations made to Bank in support thereof, Bank has agreed to modify the terms of the Loan Agreement as set forth in this Modification.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Borrower, Added Borrower and Bank agree as follows:

1.  Adoption of Recitals.  Borrower hereby represents and warrants that each of the recitals set forth above is true, accurate and complete.

2.  Acknowledgment of Debt.  Borrower acknowledges that, to the best of Borrower’s knowledge, there are no claims, demands, offsets or defenses at law or in equity that would defeat or diminish Bank's present and unconditional right to collect the indebtedness evidenced by the Note and to proceed to enforce the rights and remedies available to Bank as provided in the Note, Loan Agreement, Security Agreement, Prior Modification or any other instrument, agreement, or document given in connection with the Line of Credit (collectively the "Loan Documents") or by law.  Until the Line of Credit is paid in full, interest and other charges shall continue to accrue and shall be due and owing.

3.  Representations and Warranties.  Borrower hereby represents and warrants that no material default exists under the Line of Credit and no event of default, breach or failure of condition has occurred or exists, or would exist with notice or lapse of time, or both, under any of the Loan Documents that could reasonably be expected to have a Material Adverse Change, and all representations and warranties of Borrower in this Modification and the other Loan Documents are true and correct in all material respects as of the date of this Modification (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) and shall survive the execution of this Modification.

4.  Modification of Loan Documents.  The Loan Documents are hereby supplemented, amended and modified to incorporate the following, which shall supersede and prevail over any existing and conflicting provisions thereof:

(a)  Section 1.1 of the Loan Agreement, entitled "Definitions" is modified as follows:

(i)  By deleting the definition of “Borrower” and replacing it with the following:

“Borrower” shall mean ICON Income Fund Eight B L.P.; ICON Income Fund Nine, LLC; ICON Income Fund Ten, LLC; ICON Leasing Fund Eleven, LLC; and ICON Leasing Fund Twelve, LLC, separately and collectively.

(b)  Section 8.3 of the Loan Agreement, entitled “Financial Information,” is modified by deleting subsection (a) thereof and replacing it with the following:

As soon as available, and in any event within one hundred five (105) days (onehundred twenty (120) days in the case of Manager) after the end of each fiscalyear, Borrower’s and Manager’s unqualified CPA audited annual financial statements with balance sheets, income statements and operating budgets.  Statements shall be prepared by Hays & Company, LLP or other accounting firm reasonably acceptable to Bank.

(c)  The Note is superseded and replaced by the Amended Note, described below, and all references in the Loan Documents to “Note” shall mean and refer to the Amended Note.

(d)  The Security Agreement, as previously amended,  is further amended so that the term “Grantor” as used therein means and refers to Added Borrower and each entity comprising Original Borrower, separately and collectively.

(e)  The Designation of Deposit Accounts, dated August 31, 2005, entered by Original Borrower is modified to add the following deposit account at Bank as one of Borrower’s “Designated Accounts”:

ICON Leasing Fund Twelve, LLC                                                                                     117008191

(f)  The Alternative Dispute Resolution Agreement, dated August 31, 2005, entered by Original Borrower and Bank is modified to add Added Borrower among the “Obligors” as that term is defined therein.

(g)  The Contribution Agreement, dated August 31, 2005, entered by Original Borrower is modified to add Added Borrower among the “ICON Funds” as that term is defined therein.

(h)  Added Borrower assumes the obligations of Original Borrower under the Loan Documents and Contribution Agreement, as they may have been previously modified and as further modified or superseded hereby, and agrees to be bound by terms of the those Loan Documents and the Contribution Agreement as if Original Borrower had executed the same and any the prior amendments thereto.

(i)  The form of the Notice of Borrowing and Compliance Certificate shall be replaced by the Amended Notice of Borrowing and Amended Compliance Certificate appended hereto.

(j)  Upon the effectiveness of this Modification, the Loan Documents which recite that they are security instruments shall secure, in addition to any other obligations secured thereby, the payment and performance by Borrower of all obligations under the Line of Credit, as modified hereby, and any amendments, modifications, extensions or renewals of the same which are hereafter agreed to in writing by the parties.

5.  Conditions Precedent.  This Modification shall only be effective upon Borrower’s completion of the following conditions precedent to Bank’s satisfaction.

(a)  Execution and delivery by Borrower of this Modification and the Amended Note in form satisfactory to Bank;

(b)  Bank shall file and is authorized to file a UCC-1 Financing Statement identifying Added Borrower as “Debtor” in form satisfactory to the Bank with the Delaware Secretary of State;

(c)  Execution and delivery to Bank of a Corporate Resolution for Borrowing by Limited Liability Companies and Limited Partnership in form satisfactory to Bank;

(d)  Execution and delivery to Bank of a Certificate of Limited Liability Company and Authorization to Sign on behalf of Added Borrower;

(e)   Such other documents or instruments as Bank shall reasonably require;

(f)  After giving effect to this Modification, the absence of any Event of Default under the Loan Agreement except as may be expressly waived in writing by Bank; and

(g)  Payment of Bank's reasonable attorneys fees incurred in preparation of this Modification and related documents.

6.  Governing Law.  This Modification shall be construed, governed and enforced in accordance with the laws of the State of California.

7.  Interpretation.  No provision of this Modification is to be interpreted for or against either Borrower or Bank because that party, or that party's representative, drafted such provision.

8.  Full Force and Effect.  Except as set forth herein, all other terms and conditions of the Loan Documents shall remain in full force and effect.  Upon and after the effectiveness of this Modification, each reference in the Loan Agreement and Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement or Security Agreement, as applicable, and each reference in the other Loan Documents to “Loan Agreement”, “Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement or Security Agreement, as applicable, shall mean and be a reference to the Loan Agreement or Security Agreement, as applicable, as modified hereby.

9.  Reaffirmation.  Except as specifically modified by this Modification, Borrower hereby acknowledges, reaffirms and confirms its obligations under the Loan Documents.

10.  Entire Agreement.  This Modification and the Loan Documents represent the entire agreement of the parties and supersede all prior oral and written communication between the parties.  If there is any conflict between this Modification and any documents referred to herein, this Modification shall prevail.  No amendment of this Modification shall be valid unless it is in writing and is signed by the parties to this Modification.

11.  Counterparts. This Modification may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Modification by facsimile shall be effective as delivery of a manually executed counterpart of this Modification.

IN WITNESS WHEREOF, the parties have executed this Modification as of the day and year first above written.

ICON INCOME FUND EIGHT B L.P., a Delaware limited partnership By: ICON CAPITAL CORP.,its general partner By: /s/ Thomas W. Martin Thomas W. Martin Chief Executive Officer	CALIFORNIA BANK & TRUST, a California banking corporation By: /s/ J. Michael Sullivan Name: J. Michael Sullivan Title: Vice President and Relationship Manager
Address where notices are to be sent:

ICON INCOME FUND EIGHT B L.P.
c/o ICON Capital Corp., its general partner
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Thomas W. Martin, CEO
Facsimile No.:  (212) 418-4739

Address where notices are to be sent: South Bay Commercial Banking 1690 South El Camino Real San Mateo, CA 94402
ICON INCOME FUND NINE, LLC, a Delaware limited liability company By: ICON CAPITAL CORP.,its manager By: /s/ Thomas W. Martin Thomas W. Martin Chief Executive Officer
Address where notices are to be sent:

ICON INCOME FUND NINE, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Thomas W. Martin, CEO
Facsimile No.:  (212) 418-4739

ICON INCOME FUND TEN, LLC, a Delaware limited liability company By: ICON CAPITAL CORP.,its manager By: /s/ Thomas W. Martin Thomas W. Martin Chief Executive Officer
Address where notices are to be sent:

ICON INCOME FUND TEN, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Thomas W. Martin, CEO
Facsimile No.:  (212) 418-4739

ICON LEASING FUND ELEVEN, LLC, a Delaware limited liability company By: ICON CAPITAL CORP.,its manager By: /s/ Thomas W. Martin Thomas W. Martin Chief Executive Officer
Address where notices are to be sent:

ICON LEASING FUND ELEVEN, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Thomas W. Martin, CEO
Facsimile No.:  (212) 418-4739

ICON LEASING FUND TWELVE, LLC, a Delaware limited liability company By: ICON CAPITAL CORP.,its manager By: /s/ Thomas W. Martin Thomas W. Martin Chief Executive Officer
Address where notices are to be sent:

ICON LEASING FUND TWELVE, LLC
c/o ICON Capital Corp., its manager
100 Fifth Avenue, 4th Floor
New York, NY 10011
Attention:  General Counsel
Attention:  Thomas W. Martin, CEO
Facsimile No.:  (212) 418-4739

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